Restructuring and Severance	12 Months Ended
Dec. 31, 2013
Restructuring and Severance

15. Restructuring and Severance

During the third and fourth quarters of 2013, there was a change of the Company’s chief executive officer (“CEO”) and chief financial officer (“CFO”), and as part of management’s efforts to simplify business operations, certain non-core functions were eliminated. As a result, the Company recorded $1.8 million in restructuring and severance costs in its consolidated statements of operations for the year ended December 31, 2013, primarily related to severance paid or accrued for our former CEO and CFO as well as other employees. During the year ended December 31, 2013, the payments and change in estimates related to restructuring and severance accrual was $0.7 million and the remaining amount of $1.1 million is outstanding as of December 31, 2013, which is included in the other accrued expenses and liabilities in the consolidated balance sheets.

In June 2012 the Company announced a series of cost reduction measures (the “Restructuring Plan”) designed to align its business operations with the current market and macroeconomic conditions. Cost reduction measures included acceleration of the elimination of duplicate expenses at newly acquired companies, reductions in other general and administrative expenses, the consolidation of facilities, a reduction in the Company’s global workforce, and temporary reductions in executive and management salaries and Board fees. The Company incurred restructuring charges of $0.3 million during the year ended December 31, 2012. All restructuring actions related to the 2012 Restructuring Plan were completed in the fourth quarter of 2012.